BETTER CHOICE COMPANY BOARD OF DIRECTORS AUTHORIZE STOCK REPURCHASE PROGRAM

NEW YORK, NY, August 17, 2021 -- Better Choice Company Inc. (NYSE: BTTR) (“Better Choice” or “the Company”), an animal health and wellness company, today announced that its Board of Directors has authorized a stock repurchase program under which the Company can repurchase up to $2 million of the currently outstanding shares of the Company’s common stock, until December 31, 2021.
Michael Young, Chairman, commented, “We are pleased to announce a share repurchase program that allows us to return value to our stockholders. We are confident in the strength of our business, quality of our assets and our ability to drive revenue through the sale of our existing and new products. We believe the repurchase program is an excellent opportunity to buy our common shares at a significant discount to their intrinsic value.”
Shares may be repurchased in open market or private transactions or pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Securities and Exchange Commission (“SEC”). The timing and amount of any repurchases will depend on a number of factors, including the availability of stock, general market conditions, the trading price of the stock, alternative uses for capital, and the Company’s financial performance. Open market purchases will be made in accordance with Rule 10b-18 of the SEC and other applicable legal requirements. The Company is not obligated to repurchase any particular number of shares or any shares in any specific time period. Payment for shares repurchased under the program will be funded using the Company's cash on hand.
About Better Choice Company Inc.
Better Choice Company Inc. is a rapidly growing animal health and wellness company committed to leading the industry shift toward pet products and services that help dogs and cats live healthier, happier and longer lives. We take an alternative, nutrition-based approach to animal health relative to conventional dog and cat food offerings and position our portfolio of brands to benefit from the mainstream trends of growing pet humanization and consumer focus on health and wellness. We have a demonstrated, multi-decade track record of success selling trusted animal health and wellness products and leverage our established digital footprint to provide pet parents with the knowledge to make informed decisions about their pet’s health. We sell the majority of our dog food, cat food and treats under the Halo and TruDog brands, which are focused, respectively, on providing sustainably sourced kibble and canned food derived from real whole meat, and minimally processed raw-diet dog food and treats. For more information, please visit https://www.betterchoicecompany.com.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to us, are intended to identify forward-looking statements. The Company has based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Some or all of the results anticipated by these forward-looking statements may not be achieved. Further information on the Company’s risk factors is contained in our filings with the SEC. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
Company Contact:
Better Choice Company, Inc.
Scott Lerner, CEO
Investor Contact:
KCSA Strategic Communications
Valter Pinto, Managing Director
T: 212-896-1254
Valter@KCSA.com